Exhibit 10.29

                                 TENTH AMENDMENT
                                       TO
                               ADVISORY AGREEMENT
                                     BETWEEN
         METRIC INCOME TRUST SERIES, INC. AND SSR REALTY ADVISORS, INC.


         THIS TENTH AMENDMENT TO ADVISORY AGREMENT is dated as of January 1, 1999, between Metric Income Trust Series, Inc., a California corporation (the "Fund"), and SSR Realty Advisors, Inc., a Delaware corporation, as assignee of Metric Realty, an Illinois general partnership (the "Advisor").

         WHEREAS, the Fund entered into an Advisory Agreement with the Advisor dated as of June 29, 1989 and Amendments to such Agreement dated as of January 1, 1991 and April 1 of 1993, 1994, 1995, 1996, 1997, and 1998 (collectively, the
Agreement").

         WHEREAS, Metric Realty, as the Advisor, assigned its interests in the Agreement to SSR Realty Advisors, Inc., which accepted such assignment, pursuant to an Assignment and Assumption Agreement dated as of March 27, 1997, to which the Fund consented.

         WHEREAS, the term of the Agreement expired on December 31, 1998 and the Fund and the Advisor desire to renew the term of the Agreement.

         WHEREAS, pursuant to Section 4.9 and 6.2 of the Bylaws of the Fund, the independent Directors of the Fund have (i) evaluated the performance of the Advisor and (ii) determined that the Advisor's compensation is reasonable in relation to the nature and quality of services performed.

         WHEREAS, the Fund is desirous of renewing the Agreement and the Advisor is willing to continue to perform services under the Agreement.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants in this Amendment, the parties agree as follows:

         1. Paragraph 18 of the Agreement is hereby amended to read in full as follows:

                  "Term: Termination of Agreement. This Agreement shall continue in force until December 31, 1999, and thereafter it may be renewed, subject to the approval of the Independent Directors. Notwithstanding any other provision to the contrary, this Agreement may be terminated without cause upon 60 days' written notice by the Fund to the Advisor or 60 days' written notice by the Advisor to the Fund."

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         2.   Except as set forth herein, the Agreement  remains  in full  force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written:


                           FUND:    METRIC INCOME TRUST SERIES, INC.,
                                    a California corporation

                                    By:  /s/ William A. Finelli
                                         ----------------------------------
                                         William A. Finelli
                                         Vice President, Chief Financial Officer



                           ADVISOR: SSR REALTY ADVISORS, INC.,
                                    a Delaware corporation

                                    By:  /s/ Herman H. Howerton
                                         ----------------------------------
                                         Herman H. Howerton
                                         Managing Director, General Counsel